UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the "Company") held its 2021 Annual Meeting of Shareholders on May 28, 2021. At this meeting, shareholders were requested to (1) elect a board of directors, (2) approve, on a non-binding advisory basis, the Company's executive compensation, and (3) ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, all of which were described in more detail in the Company's 2021 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 9, 2021. The results of voting on the matters submitted to the Company's shareholders are as follows:

Proposal 1:Election of Directors.

All of the ten nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Withheld	Broker Non-Votes
Jimmy S.H. Lee	53,802,396	1,058,820	5,311,024
David M. Gandossi	54,837,692	23,524	5,311,024
R. Keith Purchase	54,375,911	485,305	5,311,024
William D. McCartney	51,753,722	3,107,494	5,311,024
James Shepherd	52,936,690	1,924,526	5,311,024
Alan C. Wallace	52,913,235	1,947,981	5,311,024
Linda J. Welty	54,376,124	485,092	5,311,024
Rainer Rettig	52,936,765	1,924,451	5,311,024
Alice Laberge	54,839,032	22,184	5,311,024
Janine North	54,827,449	33,767	5,311,024

Proposal 2:Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company's executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
52,735,238	2,093,675	32,303	5,311,024

Proposal 3:Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2021 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
58,085,065	2,083,103	4,072	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

By: /s/ David K. Ure

David K. Ure

Chief Financial Officer

Date:  May 28, 2021